Exhibit 10.2



                                ESCROW AGREEMENT

         This Escrow Agreement (the "Agreement"), entered into as of this 25th day of January, 2005, is by and among Basic Empire Corporation, a Delaware corporation (the "Company"), each of the purchasers of shares of the Company's common stock (the "Shares") identified below (collectively, the "Purchasers") and Securities Transfer Corporation (hereinafter referred to as "Escrow Agent").

                                    RECITALS
                                    --------

         WHEREAS, the Company and the Purchasers have entered into a Stock Purchase Agreement (the "Purchase Agreement") pursuant to which each Purchaser has agreed to purchase from the Company, and the Company has agreed to sell to each Purchaser, the number of Shares identified therein;

         WHEREAS, pursuant to Section 3 of the Purchase Agreement, the Company and the Purchasers have agreed to establish an escrow on the terms and conditions set forth in this Agreement;

         WHEREAS, the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement; and

         WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned them in the Purchase Agreement which is attached hereto as Exhibit A.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the mutual promises of the parties and the terms and conditions hereof, the parties hereby agree as follows:

         1. Appointment of Escrow Agent. Each Purchaser and the Company hereby appoints Securities Transfer Corporation as Escrow Agent to act in accordance with the Purchase Agreement and the terms and conditions set forth in this Agreement, and Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

         2. Establishment of Escrow. The Purchase Price for the transaction shall be deposited with the Escrow Agent in immediately available funds by wire transfer or cashiers check at Closing (the "Escrow Funds").

         3. Segregation of Escrow Funds. The Escrow Funds shall be segregated from the assets of Escrow Agent and held in trust for the benefit of the Company and the Purchasers in accordance herewith.

         4. Receipt and Investment of Funds.

         (a) Escrow Agent agrees to place the Escrow Funds in a non-interest bearing and federally insured depository account. Subject to Section 7.3 hereof, Escrow Agent shall have no liability for any loss resulting from the deposit of the Escrow Funds.

         (b) The Escrow Agent shall cause to be prepared all income and other tax returns and reports that the Escrow Agent, in its sole discretion, deems necessary or advisable in order to comply with all tax and other laws, rules and regulations applicable to the Escrow Funds. The parties agree to provide the Escrow Agent with certified tax identification numbers for each individual entitled to distributions from the Escrow Fund by furnishing appropriate forms W-9 (or Forms W-8, in the case of non-U.S. persons) and other forms and documents that the Escrow Agent may reasonably request within twenty (20) days after the date of such request.

         5. Escrow Termination Date; Disbursement of the Escrow Funds.

         This Agreement shall terminate upon (i) receipt of written notice signed by the Company and each Purchaser confirming the filing of the Registration Statement relating to the Shares required to be filed by the Company under the Purchase Agreement, (ii) disbursement of the Chinamerica Expenses (as defined below), (iii) disbursement of the Program Escrow Agreement, and (iv) disbursement of the Remaining Balance (the "Escrow Termination Date"); provided however, that the Escrow Termination Date may be extended by joint written instructions to Escrow Agent signed by the Company and each Purchaser. On the Escrow Termination Date, Escrow Agent shall disburse the Escrow Funds less the Program Funds (i.e. $250,000) under the Purchase Agreement and less up to $15,000 in expenses payable to Chinamerica Fund, LLP ("Chinamerica") or Chinamerica's managing partner upon submission by such entity of a written expense report (the "Chinamerica Expenses"), and release the balance in the amount of $735,000, to the Company as set forth in Section 2 of the Purchase Agreement (the "Remaining Balance"). The Program Funds shall be held by the Escrow Agent pending execution of a separate escrow agreement among the Escrow Agent, the Company and each Purchaser providing for disbursement of such funds (the "Program Escrow Agreement"). Upon the Escrow Termination Date all of Escrow Agent's liabilities and obligations in connection with the Escrow Funds shall terminate

         6. Interpleader. Should any controversy arise among the parties hereto with respect to this Agreement or with respect to the right to receive the Escrow Funds, Escrow Agent shall have the right to consult counsel and/or to institute an appropriate interpleader action to determine the rights of the parties. Escrow Agent is also hereby authorized to institute an appropriate interpleader action upon receipt of a written letter of direction executed by the parties so directing Escrow Agent. If Escrow Agent is directed to institute an appropriate interpleader action, it shall institute such action not prior to thirty (30) days after receipt of such letter of direction and not later than sixty (60) days after such date. Any interpleader action instituted in accordance with this Section 6 shall be filed in any court of competent jurisdiction in Dallas County, Texas, and the portion of the Escrow Funds in dispute shall be deposited with the court and in such event Escrow Agent shall be relieved of and discharged from any and all obligations and liabilities under and pursuant to this Agreement with respect to that portion of the Escrow Funds.

         7. Exculpation and Indemnification of Escrow Agent.

         (a) Escrow Agent is not a party to, and is not bound by or charged with notice of any agreement out of which this escrow may arise. Escrow Agent acts under this Agreement as a depositary only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution of any notice given by any other party hereunder, or for the identity or authority of any person executing any such notice or depositing the Escrow Funds. Escrow Agent will have no duties or responsibilities other than those expressly set forth herein. Escrow Agent will be under no liability to anyone by reason of any failure on the part of any party hereto (other than Escrow Agent) or any maker, endorser or other signatory of any document to perform such person's or entity's obligations hereunder or under any such document. Except for this Agreement and instructions to Escrow Agent pursuant to the terms of this Agreement, Escrow Agent will not be obligated to recognize any agreement between or among any or all of the persons or entities referred to herein, notwithstanding its knowledge thereof.

         (b) Escrow Agent will not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively on, and will be protected in acting upon, any order, notice, demand, certificate, or opinion or advice of counsel (including counsel chosen by Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The duties and responsibilities of the Escrow Agent hereunder shall be governed solely by the express provisions of this Agreement and no other or further duties or responsibilities shall be implied, including, but not limited to, any obligation under or imposed by any laws of the State of Texas upon fiduciaries.

         (c) Escrow Agent will be indemnified and held harmless, jointly and severally, by the Company and the Purchasers from and against any expenses, including reasonable attorneys' fees and disbursements, damages or losses suffered by Escrow Agent in connection with any claim or demand, which, in any way, directly or indirectly, arises out of or relates to this Agreement or the services of Escrow Agent hereunder; except, that if Escrow Agent is guilty of willful misconduct, fraud or gross negligence under this Agreement, then Escrow Agent will bear all losses, damages and expenses incurred by it, the Company and each Purchaser, arising as a result of such willful misconduct, fraud or gross negligence. Promptly after the receipt by Escrow Agent of notice of any such demand or claim or the commencement of any action, suit or proceeding relating to such demand or claim, Escrow Agent will notify the other parties hereto in writing. For the purposes hereof, the terms "expense" and "loss" will include all amounts paid or payable to satisfy any such claim or demand, or in settlement of any such claim, demand, action, suit or proceeding settled with the express written consent of the parties hereto, and all costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. The provisions of this Section 7 shall survive the termination of this Agreement.

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

         8. Compensation of Escrow Agent. The Company will pay Escrow Agent an amount equal to Escrow Agent's standard fee schedule for all services rendered by Escrow Agent hereunder. A copy of the Escrow Agent's standard fee schedule is attached hereto as Exhibit B.

         9. Resignation of Escrow Agent. At any time, upon twenty (20) days' written notice to the Company, Escrow Agent may resign and be discharged from its duties as Escrow Agent hereunder. As soon as practicable after its resignation, Escrow Agent will promptly turn over to a successor escrow agent appointed by the Company all monies and property held hereunder upon presentation of a document appointing the new escrow agent and evidencing its acceptance thereof. If, by the end of the twenty (20) day period following the giving of notice of resignation by Escrow Agent, the Company shall have failed to appoint a successor escrow agent, Escrow Agent may interplead the Escrow Funds into the registry of any court having jurisdiction.

         10. Method of Distribution by Escrow Agent. All disbursements by Escrow Agent to a party to this Agreement will be made by wire transfer of immediately available funds to an account designated in writing by the party to receive any such payment.

         11. Records. Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly after the termination of this Agreement or as may reasonably be requested by the parties hereto from time to time before such termination, Escrow Agent shall provide the parties hereto, as the case may be, with a complete copy of such records, certified by Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of each of the parties hereto shall have access to such books and records at all reasonable times during normal business hours upon reasonable notice to Escrow Agent.

         12. Notice. All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier to the following addresses:

     If to Escrow Agent:    Securities Transfer Corporation
                            2591 Dallas Parkway, Suite 102
                            Frisco, Texas 75034
                            Attention: Kevin Halter

     If to the Company:     Basic Empire Corporation
                            Room 511, 5 Floor, Wing On Plaza
                            62 Mody Road, Tsim Sha Tsui, KL, Hong Kong
                            Attention: Chang Yu

     If to the Purchasers:  Addresses as set forth on the signature page hereto or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above.

         13. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14. Assignment and Modification. This Agreement and the rights and obligations hereunder of any of the parties hereto may not be assigned without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. No other person will acquire or have any rights under, or by virtue of, this Agreement. No portion of the Escrow Funds shall be subject to interference or control by any creditor of any party hereto, or be subject to being taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party hereto prior to the disbursement thereof to such party hereto in accordance with the provisions of this Agreement. This Agreement may be changed or modified only in writing signed by all of the parties hereto.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, EXCEPT THAT THE PORTIONS OF THE TEXAS TRUST CODE,
SECTION 111.001, ET SEQ. OF THE TEXAS PROPERTY CODE, CONCERNING FIDUCIARY DUTIES AND LIABILITIES OF TRUSTEES SHALL NOT APPLY TO THIS AGREEMENT. THE PARTIES EXPRESSLY WAIVE SUCH DUTIES AND LIABILITIES, IT BEING THEIR INTENT TO CREATE SOLELY AN AGENCY RELATIONSHIP AND HOLD THE ESCROW AGENT LIABLE ONLY IN THE EVENT OF ITS WILLFUL MISCONDUCT, FRAUD, OR GROSS NEGLIGENCE. ANY LITIGATION CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE EXCLUSIVELY PROSECUTED IN THE COURTS OF DALLAS COUNTY, TEXAS, AND ALL PARTIES CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THOSE COURTS.

         16. Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         17. Attorneys' Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth opposite their respective names.

COMPANY:                                         BASIC EMPIRE CORPORATION

                                                 By:
                                                    ----------------------------
                                                 Its:
                                                     ---------------------------

ESCROW AGENT:                                    SECURITIES TRANSFER CORPORATION

                                                 By:
                                                    ----------------------------
                                                 Its:
                                                     ---------------------------

PURCHASERS:                                      PURCHASERS:

                                                 -------------------------------

                                                 Address
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                                                 Address
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                                                 Address
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

                                    EXHIBIT A
                                    ---------
                               PURCHASE AGREEMENT

                                    EXHIBIT B
                                    ---------
                              STANDARD FEE SCHEDULE















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